STOCK PURCHASE AGREEMENT

          This STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of June 30, 2003, by and among PrimeSource Surgical, Inc., a Delaware corporation (the "SELLER"), Peter Miller ("MR. MILLER"), Peter Eule ("MR. EULE") and New England Medical Specialties, Inc., a Connecticut corporation (the "PURCHASER" and, together with Mr. Miller and Mr. Eule, the "MILLER GROUP").


                                 R E C I T A L S
                                 ---------------

          WHEREAS, Seller owns all of the issued and outstanding capital stock (the "Shares") of Ruby Merger Sub, Inc., a Delaware corporation (the "Company") and a wholly owned subsidiary of the Seller.

          WHEREAS, Seller desires to sell, and the Purchaser desires to purchase, the Shares for the consideration and on the terms set forth in this Agreement.

          WHEREAS, the Board of Directors of each of the Seller and the Purchaser has approved, and deems it advisable and in the best interests of its stockholders to consummate the purchase of the Shares.

          In consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, intending to be legally bound hereby, the parties hereto agree as follows:

1.   PURCHASE; CLOSING
     -----------------

     (a) PURCHASE PRICE. The Seller hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase from the Seller on the Closing Date, the Shares for an aggregate purchase price of $1,000,000 (the "PURCHASE PRICE").

     (b) CLOSING. The consummation of the purchase and sale of the Shares to be purchased hereunder (the "CLOSING") shall occur on the date of this Agreement (the "CLOSING DATE").

     (c)  CLOSING OBLIGATIONS OF THE SELLER.

          (i)       At the Closing, the Seller must deliver:

                    (1) a certificate of the secretary of the Seller certifying, among other things, the resolutions adopted by its board of directors, authorizing the sale of the Shares;

                    (2) the Resignation in the form attached hereto as EXHIBIT A, executed by Shaun McMeans;

                    (3) the Resignation in the form attached hereto as EXHIBIT B, executed by Brad Walker; and

                    (4) the Termination Agreement in the form attached hereto as EXHIBIT C (the "TERMINATION AGREEMENT"), executed by the Seller; and

                    (5) the unaudited balance sheet of the Company as of May 31, 2003 (the "BALANCE SHEET") as well as subsidiary ledgers for accounts receivable, inventory, and accounts payable as of June 29, 2003.

          (ii) No later than five (5) days after the Closing Date, the Seller must deliver:

                    (1) the certificates representing the Shares, duly endorsed in blank (or accompanied by duly executed stock powers), for transfer to the Purchaser; and

                    (2)       the  minute  books,   stock  books,   records  and
                              organizational documents of the Company.

     (d)  CLOSING OBLIGATIONS OF THE MILLER GROUP.


          (i)       At the Closing, the Miller Group must deliver:

                    (1) a sum equal to the Purchase Price, payable by wire transfer of immediately available funds to the Seller;

                    (2) the Release in the form attached hereto as EXHIBIT D, executed by the Purchaser, Mr. Miller and Mr. Eule; and


                    (3)       the Termination Agreement, executed by Mr. Miller.

          (ii) No later than ninety (90) days after the Closing Date, the Miller Group must deliver:

                    (1) the Seller's telecom equipment on the premises, including the items listed on SCHEDULE I attached hereto; and

                    (2) the Seller's software installed on the Company's computers, including the items listed on SCHEDULE II attached hereto.


2.   REPRESENTATIONS AND WARRANTIES OF THE SELLER
     --------------------------------------------

          The Seller hereby represents and warrants to the Purchaser as set forth below:

     (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Massachusetts and has all requisite corporate power and authority to enter into this Agreement, to sell the Shares and to perform its obligations hereunder.

     (b) The execution and delivery of this Agreement by the Seller have been duly and validly authorized, and all necessary corporate action has been taken to make this Agreement a valid and binding obligation of the Seller, enforceable in accordance with its terms, except that the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

     (c) The Balance Sheet has been prepared from, is in accordance with and accurately reflects the books and records of the Company and fairly presents the financial condition of the Company as of the date indicated therein.

     (d) Since the date of the Balance Sheet, the Seller has conducted its business only in the ordinary course of business and, except as known or may be deemed to be known by Mr. Miller in his capacity as manager of the Company, there has not been any:

          (i) change in the Company's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of the Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

          (ii)      amendment to the organizational documents of the Company;

          (iii) damage to or destruction or loss of any asset or property of the Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company;

          (iv) sale (other than sales of inventory in the ordinary course of business) or lease of any asset or property of the Company materially and adversely affecting the business, financial condition, or prospects of the Company;

          (v) material change in the accounting methods used by the Company;

          (vi) material incurrence of any liability or obligation (absolute, accrued, contingent or otherwise), except items incurred in the ordinary course of business and consistent with past practice; or

          (vii) lapse of any rights to the use of any intellectual property materially and adversely affecting the business, financial condition, or prospects of the Company.

     (e) The Seller has timely filed (or has had timely filed on its behalf) or, in the case of federal and state tax returns that are not yet due, will timely file (or will have timely filed on its behalf) with the appropriate tax authorities all federal and state tax returns required to be filed by them through the Closing Date.

     (f)  Any  intercompany   debt  due  from  the  Company  to  the  Seller  or
          PrimeSource Healthcare, Inc. will not remain as such on the balance sheet of the Company as of June 30, 2003.

          Other  than  as  set  forth  in  this   Section  2,  Seller  makes  no
representations or warranties to the Purchaser.

3.   REPRESENTATIONS AND WARRANTIES OF THE MILLER GROUP
     --------------------------------------------------

          The Purchaser, Mr. Miller and Mr. Eule each hereby represent and warrant to, and agree with, the Seller as set forth below.

     (a) The Shares are being purchased for Purchaser's, Mr. Miller's and Mr. Eule's own account, and not for the account of any other person, and not with a view to, or for sale in connection with, any distribution or resale to others within the meaning of Section 2(11) or Rule 502(d) promulgated under the Securities Act of 1933, as amended (the "Act").

          The offering and sale of the Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act. Mr. Miller and Mr. Eule are each an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Act. No other person has a direct or indirect beneficial interest in such Shares.

     (b) The Seller has made available to Purchaser all documents and information that Purchaser has requested relating to an investment in the Company. Mr. Miller and Mr. Eule previously sold the Company to the Seller and Mr. Miller has been responsible for the operations of the Company, such that they are intimately familiar with the business of the Company. The Miller Group has carefully considered and has, to the extent the Miller Group believes such discussion necessary, discussed with each of the Purchaser's, Mr. Miller's and Mr. Eule's respective professional legal, tax and financial advisers the suitability of an investment in the Company and the Miller Group has determined that the Shares are a suitable investment for the Miller Group. The Miller Group has not relied on the Company or the Seller for any tax or legal advice in connection with the Purchaser's purchase of the Shares. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations or other information (whether oral or written) from the Company or the Seller or any of their respective agents.

     (c) This Agreement is a valid and binding obligation of the Miller Group, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     (d) The Shares have not been registered under the Act nor qualified under any applicable state securities or blue sky laws in reliance, in part, on the representations and warranties herein. No federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Shares. There is no public market for the Shares or any of the Company's securities and there is no certainty that such a market will ever develop. There can be no assurance that the Miller Group will be able to sell or dispose of the Shares.

     (e) The person executing this Agreement on behalf of the Purchaser has been duly authorized and is duly qualified (A) to execute and deliver this Agreement and all other instruments executed and delivered on behalf of the Purchaser in connection with the purchase of the Shares and (B) to purchase and hold the Shares; and (ii) the signature of the person executing this Agreement on behalf of Purchaser is binding upon the Purchaser.

     (f) Pursuant to Mr. Miller's and Mr. Eule's previous ownership of the Company and Mr. Miller's continued management of the Company, the Miller Group has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and of making an informed investment decision. Mr. Miller, Mr. Eule, the Purchaser, or their respective professional advisors, have the capacity to protect the Miller Group's concerns in connection with the purchase of the Shares, and the Miller Group is able to bear the economic risk, including the complete loss, of an investment in the Shares.

     (g)  Pursuant to Mr.  Miller's  and Mr.  Eule's  previous  ownership of the
          Company and Mr. Miller's continued management of the Company, the Miller Group either (i) has a preexisting personal or business relationship with the Company or its officers, directors or controlling persons or (ii) by reason of the Miller Group's business or financial experience, or the business or financial experience of the Miller Group's respective professional advisors who are unaffiliated with and who are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, is capable of evaluating the risks and merits of this investment and has the capacity to protect Purchaser's own interest in connection with this transaction.

4.   INVENTORY VALUATION RESERVE
     ---------------------------

          On the Closing Date, the Miller Group prepared, or caused to be prepared, and delivered to the Seller, its calculation of the inventory valuation reserve in the amount of $90,000, related to the inventory per the Company's subsidiary ledger as of June 29, 2003. On October 1, 2003, the Seller must deliver a sum equal to $22,500, payable by wire transfer of immediately available funds, to the Purchaser.

5.   EMPLOYEE BENEFIT PLANS
     ----------------------

          Promptly following the Closing Date, the Miller Group will provide medical and dental coverage for all employees of the Company.

6.   INDEMNIFICATION
     ---------------

          Each party hereto shall defend, hold harmless and indemnify the other against and from any damage, loss, expense or liability, including reasonable attorneys' fees, resulting from or arising out of the breach or default in the performance by such party of any of the terms, covenants, representations, warranties and conditions herein. This hold harmless and indemnification obligation, together with the representations, warranties, covenants and agreements of each party hereto, shall survive the termination of this Agreement from any cause whatsoever.

7.   GENERAL PROVISIONS
     ------------------

     (a) EXPENSES. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement, including all fees and expenses of agents, representatives, counsel, and accountants. In the event of termination of this Agreement, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

     (b) NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by certified mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

          SELLER
          ------

          PrimeSource Healthcare, Inc.
          3700 Columbia Street
          Tucson, AZ 85714
          Attention: Shaun McMeans, CFO
          Fax: 520-512-0134
          and a copy (which shall not constitute notice) to:

          Skadden, Arps, Slate, Meagher & Flom LLP
          300 South Grand Avenue
          Los Angeles, California  90071
          Attention:  Gregg A. Noel
          Facsimile No.:  (213) 687-5600

          Purchaser and/or Mr. Miller and/or Mr. Eule

          New England Medical Specialties, Inc.
          c/o Peter Miller
          354 Old Whitfield Street
          Guilford, CT 06437
          Attention: Peter Miller
          Fax: 203-458-6132

     (c) NO ASSIGNMENT. Except as specifically provided to the contrary in this Agreement, neither party shall transfer, assign or encumber any of its rights, privileges, duties or obligations under this Agreement without the prior written consent of the other party, and any attempt to so transfer, assign or encumber shall be void; provided, however, that the Seller may assign this Agreement and its rights hereunder to its successor in any merger or consolidation or to the purchaser of substantially all of its assets.

     (d) CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts of laws, of the State of Delaware.

     (e) SEVERABILITY. The parties hereto agree that the terms and provisions in this Agreement are reasonable and shall be binding and enforceable in accordance with the terms hereof and, in any event, that the terms and provisions of this Agreement shall be enforced to the fullest extent permissible under law. In the event that any term or provision of this Agreement shall for any reason be adjudged to be unenforceable or invalid, then such unenforceable or invalid term or provision shall not affect the enforceability or validity of the remaining terms and provisions of this Agreement, and the parties hereto hereby agree to replace such unenforceable or invalid term or provision with an enforceable and valid arrangement which in its economic effect shall be as close as possible to the unenforceable or invalid term or provision.

     (f) PARTIES IN INTEREST. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective permitted successors and assigns of the parties hereto.

     (g) MODIFICATION, AMENDMENT AND WAIVER. No modification, amendment or waiver of any provision of this Agreement shall be effective against the Seller, the Purchaser, Mr. Miller or Mr. Eule unless approved in writing and authorized by each such party and unless it specifically states that it is intended to amend the provisions of this Agreement. The failure at any time to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of any of the parties thereafter to enforce each and every provision hereof in accordance with its terms.

     (h) INTEGRATION. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements, written or oral.

     (i) HEADINGS. The headings of the sections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

     (j) COUNTERPARTS. This Agreement may be executed in counterpart with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

     (k) ATTORNEYS' FEES. In the event of any controversy, claim or dispute between the parties arising out of or relating to this Agreement, or the enforcement of the provisions hereof, the substantially prevailing party shall be entitled to recover its costs and expenses, including but not limited to reasonable attorneys' fees incurred in connection herewith.

     (l) TIME OF ESSENCE. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

     (m) FURTHER ASSURANCES. The parties agree to use their best efforts and act in good faith in carrying out their obligations under this Agreement. The parties also agree, without further consideration, to execute such further instruments and to take such further actions as may be necessary or desirable to carry out the purposes and intent of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.



                               PRIMESOURCE SURGICAL, INC.



                               By: /s/ Shaun McMeans
                                  ----------------------------------------------
                                   Name:  Shaun McMeans
                                   Title: Chief Financial Officer,
                                           Chief Operating Officer and Clerk


                               NEW ENGLAND MEDICAL SPECIALTIES, INC.


                               By: /s/ Peter Miller
                                  ----------------------------------------------
                                   Name:   Peter Miller
                                   Title:  President



                               PETER MILLER



                               /s/ Peter Miller
                               -------------------------------------------------
                               Peter Miller


                               PETER EULE



                               /s/ Peter Eule
                               -------------------------------------------------
                               Peter Eule










                           [STOCK PURCHASE AGREEMENT]

                                                                      SCHEDULE I
                                                                      ----------


                           SELLER'S TELECOM EQUIPMENT


*      Cisco 1600 Router
*      Cisco PIX506E Firewall/VPN

                                                                     SCHEDULE II


                                SELLER'S SOFTWARE


*      MS Office packages (Word, Excel, Powerpoint, Access, Outlook).
*      Century TinyTerm Plus Edition (Southware telnet software)
*      Norton Antivirus Security Client.
*      WINZIP
*      TimeClock Plus (Payroll timeclock)

                                                                       EXHIBIT A
                                                                       ---------


                                   RESIGNATION
                                   -----------

     I, Shaun D. McMeans, hereby resign from (i) the Board of Directors and (ii) the offices of Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer of Ruby Merger Sub., Inc., a Delaware corporation, effective as of June 30, 2003.



                                                    /s/ Shaun D. McMeans
                                                    ----------------------------
                                                        Shaun D. McMeans

                                                                       EXHIBIT B
                                                                       ---------

                                   RESIGNATION
                                   -----------

     I,  Bradford C. Walker,  hereby  resign from (i) the Board of Directors and
(ii) the offices of President and Chief Executive Officer of Ruby Merger Sub., Inc., a Delaware corporation, effective as of June 30, 2003.



                                                        /s/ Bradford C. Walker
                                                        ------------------------
                                                            Bradford C. Walker

                                                                       EXHIBIT C
                                                                       ---------


                              TERMINATION AGREEMENT

     This Termination Agreement ("Agreement"), is entered into as of this 30th day of June, 2003 by and among PETER A. MILLER, an individual ("Miller") and PRIMESOURCE SURGICAL, INC., a Delaware corporation (the "Company").

                                    RECITALS

     A. WHEREAS, the parties to this agreement have entered that certain Employment Agreement dated January 1, 2001 (the "Employment Agreement").

     B. WHEREAS, Miller has voluntarily resigned his employment with the Company.

     C. WHEREAS, Miller and the Company now desire to resolve amicably, fully and finally all matters between them, including, but in no way limited to, those matters relating to the employment relationship between them and the termination of that relationship.

     NOW THERFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

     1. TERMINATION OF EMPLOYMENT AGREEMENT. Miller and the Company agree that the Employment Agreement is hereby immediately terminated in all means and respects and is of no further force and effect.

     2. RESIGNATION OF EMPLOYMENT. Miller hereby acknowledges that he has voluntarily resigned his employment effective June 30, 2003.

     3. RELEASE OF ALL CLAIMS.

          (a) Miller hereby releases and discharges forever the Company, PrimeSource Healthcare, Inc., a Massachusetts corporation ("PrimeSource"), Ruby Merger Sub, Inc., a Delaware corporation ("Ruby"), their divisions, affiliates and subsidiaries, and each of their present and former directors, officers, employees, trustees, agents, attorneys, insurers, parent corporations, subsidiaries, divisions, related and affiliated companies and entities, shareholders, representatives, predecessors, successors and assigns, and each and all of them (hereinafter collectively referred to as the "Released Parties"), from and against all liabilities, claims, liens, causes of action, charges, complaints, grievances, obligations, costs, losses, damages, injuries, attorneys' fees, and other legal responsibilities (collectively referred to as "claims"), of any form whatsoever, including, but not limited to, any claims in law, equity, contract, tort, or any claims under the Connecticut Fair Employment Practices Act, Title VII of the Civil Rights Act of 1964, as amended, the Americans With Disabilities Act, the Age Discrimination in Employment Act, as amended by the Older Workers Benefit Protection Act of 1990, or any other local ordinance or federal or state statute or constitution, WHETHER KNOWN OR UNKNOWN, UNFORESEEN, UNANTICIPATED, UNSUSPECTED OR LATENT, which Miller or Miller's successors in interest now own or hold, or have at any time heretofore owned or held, or may at any time own or hold by reason of any matter or thing arising from any cause whatsoever prior to the date of execution of this Agreement, and without limiting the generality of the foregoing, from all claims, demands and causes of action based upon, relating to, or arising out of Miller's employment relationship with the Company and/or any of the Released Parties and the termination of that relationship.

          (b) Without limiting the scope of this Agreement in any way, Miller certifies that this Agreement constitutes a knowing and voluntary waiver of any and all rights or claims that exist or that Miller has or may claim to have under the Age Discrimination in Employment Act ("ADEA"), as amended by the Older Workers Benefit Protection Act of 1990 (29 U.S.C. ss.ss. 621, et seq.). This release does not govern any rights or claims that might arise under the ADEA after the date this Agreement is signed by the parties. Miller acknowledges that: (a) the consideration provided pursuant to this Agreement is in addition to any consideration that Miller would otherwise be entitled to receive; (b) Miller has been and is hereby advised in writing to consult with an attorney prior to signing this Agreement; (c) Miller has been provided a full and ample opportunity to review this Agreement, including a period of at least twenty-one
(21) days within which to consider it; (d) to the extent that Miller takes less than twenty-one (21) days to consider this Agreement prior to execution, Miller acknowledges that Miller had sufficient time to consider this Agreement with counsel and that Miller expressly, voluntarily and knowingly waives any additional time; and (e) Miller is aware of Miller's right to revoke this Agreement at any time within the seven (7) day period following the date on which Miller signs the Agreement and that the Agreement shall not become effective or enforceable until the seven (7) day revocation period expires (the "Effective Date"). Miller further understands that he shall relinquish any right he has to the consideration specified in this Agreement if he exercises his right to revoke it. Notice of revocation must be made in writing and must be received by the Company through its counsel, Jack Sahagian, Esq., SKADDEN, ARPS, Slate, MEAGHER & FLOM LLP, 300 South Grand Avenue, Los Angeles, California 90071, no later than 5:00 p.m. (Pacific Standard Time) on the seventh (7th) day after Miller signs this Agreement.

          (c) It is further understood and agreed that all rights under Section 1542 of the California Civil Code and/or any statute or common law principle of similar effect in any jurisdiction are hereby expressly waived by Miller.
Section 1542 reads as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Notwithstanding the provisions of Section 1542 or any statute or common law principle of similar effect in any jurisdiction, and for the purpose of implementing a full and complete release and discharge of all claims, Miller expressly acknowledges that this Agreement is intended to include in its effect, without limitation, all claims which Miller does not know or suspect to exist in Miller's favor at the time of execution hereof, and that the release agreed upon contemplates the extinguishment of any such claim or claims.

     4. STOCK OPTIONS. 325,000 of the stock options granted by PrimeSource to Miller in March 2003 (the "Accelerated Options") shall become fully vested and exercisable upon the later of the Closing Date (as defined below) and the Effective Date. If the Closing Date occurs prior to July 1, 2003, the Accelerated Options shall remain exercisable through the second anniversary of the Closing Date. If the Closing Date occurs after June 30, 2003, the Accelerated Options shall remain exercisable through the first anniversary of the Closing Date. All of Miller's stock options granted by PrimeSource or its affiliates in March 2003, other than the Accelerated Options, shall terminate upon the Closing Date.


          For purposes of this Agreement, the Closing Date is the date of consummation of the sale of all of the issued and outstanding capital stock of Ruby, a wholly owned subsidiary of the Company.

     5. CONFIDENTIALITY. You agree that, in the course of your employment with the Company, you have had access to confidential and proprietary information ("Confidential Information") relating to the Release Parties, and that such Confidential Information has been disclosed to you in confidence and only for the use of the Company or its affiliates. You understand and agree that (a) you will keep such Confidential Information confidential at all times, (b) except in your capacity as an owner, manager or employee of Ruby, you will not make use of such Confidential Information on your own behalf, or on behalf of any third party, and (c) you have returned to the Company any and all copies, duplicates, reproductions, or excerpts of such Confidential Information and any Company property within your possession, custody, or control. You further agree to keep the terms of this Agreement confidential, except as may be required to obtain legal or tax advice with respect to the rights and obligations created hereby.

     6. GOVERNING LAW. The Agreement and the related documents shall be governed by the internal laws of the State of Delaware, without regard to its conflicts or choice of law principles, as to all matters, including but not limited to matters of validity, construction, effect and performance.

     7. FURTHER ACTS. The parties shall promptly sign any other documents and take any other acts which are necessary or desirable to effectuate the purpose of this Agreement.

     8. AMENDMENT. This Agreement may only be amended, modified, terminated or revoked, in writing, signed by Miller and an authorized representative of the Company.

     9. SEVERABILITY. If any provision or provisions of this Agreement or any of the documents or instruments delivered pursuant hereto shall be deemed invalid or unenforceable pursuant to a final determination of any court of competent jurisdiction, such determination or action will be construed so as not to affect the validity and enforceability of any other portion of the Agreement and such affected portion shall be deemed to be amended by the parties hereto to the minimum extent necessary to cause the amended portion to be valid and enforceable.

     10. COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement, and delivery of an executed counterpart of a signature page to this Agreement transmitted via facsimile transmission, or a photocopy thereof, shall be effective as delivery of a manually executed counterpart of this Agreement.

     11. NO ACTIONS PENDING. Miller represents and covenants that Miller has not filed, initiated or caused to be filed or initiated, any claim, charge, suit, complaint, grievance, action or cause of action against the Company or any of the Released Parties. Except to the extent that such waiver is precluded by law, Miller further promises and agrees that Miller will not file, refile, initiate, or cause to be filed, refiled or initiated any claim, charge, suit, complaint, grievance, action, or cause of action based upon, arising out of, or relating to any claim, demand, or cause of action released herein, nor shall Miller participate, assist or cooperate in any claim, charge, suit, grievance, complaint, action or proceeding regarding any of the Released Parties, whether before a court or administrative agency or otherwise, unless required to do so by law.

     12. NO ASSIGNMENT. Miller represents that Miller has made no assignment and covenants that Miller will make no assignment of the claims, demands or causes of action released herein.

     13. NO ADMISSION OF LIABILITY. Miller understands that the foregoing consideration is received by Miller in connection with the parties' resolution of all matters between them, including, but not limited to, all matters relating to their employment relationship and the termination of that relationship, and that neither this Agreement nor the aforesaid payments and consideration are to be construed as an admission on the part of any of the Released Parties of any wrongdoing or liability, nor to be admissible as evidence in any proceeding, other than for enforcement of the provisions of this Agreement.

     14. ENTIRE AGREEMENT. Miller understands that this Agreement represents the entire agreement and understanding between the parties and, except as expressly stated in this Agreement, supersedes any prior agreement, understanding or negotiations respecting such subject.

     15. NO RELIANCE ON THE COMPANY. Miller understands and acknowledges that reliance is placed wholly upon Miller's own judgment, belief and knowledge as to the propriety of entering into this Agreement and acknowledges that Miller is relying solely upon the contents of this Agreement and is not relying on any other representations or statements whatsoever of any of the Released Parties as an inducement to enter into this Agreement, and if any of the facts upon which Miller now relies in making this Agreement shall hereafter prove to be otherwise, this Agreement shall nonetheless remain in full force and effect.

     16. USE OF HEADINGS. Headings, titles or captions of paragraphs contained in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

     17. INTERPRETATION. Miller understands that this Agreement is deemed to have been drafted jointly by the parties. Any uncertainty or ambiguity shall not be construed for or against any party based on attribution of drafting to any party.


                            (Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




                                        PRIMESOURCE SURGICAL, INC.



                                        By:  /s/ Shaun McMeans
                                             ----------------------------------
                                             Name:   Shaun McMeans
                                             Title:  CFO





                                        PETER MILLER



                                             /s/ Peter Miller
                                             ----------------------------------
                                             Peter Miller

                                                                       EXHIBIT D
                                                                       ---------


                                     RELEASE
                                     -------

     This Release is being executed and delivered as of June 30, 2003, by and among the parties listed on the signature pages herein (each a "Releasor," and collectively, the "Releasors"), in accordance with Section 1.3(b)(ii) of the Stock Purchase Agreement dated as of June 30, 2003 (the "Agreement"), by and among PrimeSource Surgical, Inc., a Delaware corporation (the "Company"), and the Releasors. Capitalized terms used in this Release without definition shall have the respective meanings given to them in the Agreement.

     Each Releasor acknowledges that the execution and delivery of this Release is a condition to the Company's obligation to sell the Shares as contemplated by the Agreement (the "Stock Sale") and that the Company is relying on this Release in consummating the Stock Sale.

     Each Releasor, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, in order to induce the Company to consummate the Stock Sale, hereby agrees as follows:

     Each Releasor, on behalf of itself and each of its Affiliates (as defined below), hereby releases and forever discharges PrimeSource Healthcare, Inc., a Massachusetts corporation, the Company and their Affiliates (as used in this Release, the term "Affiliate", as applied to any person or entity, means any other person or entity directly or indirectly controlling, controlled by, or under common control with, that person or entity; for the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that person or entity, whether through the ownership of voting securities or by contract or otherwise), in all capacities and relationships, on their own behalf and on behalf of each of their respective predecessors, successors, assigns, past and/or present managers, stockholders, directors, officers, employees, agents, guarantors, representatives and attorneys, their past, present and future representatives, affiliates, members, related persons, subsidiaries, each in its individual and/or representative capacity (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, proceedings, causes of action, orders, obligations, contracts, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, that any of the Releasors or any of their Affiliates now has, have ever had, or may hereafter have arising contemporaneously with or prior to the Closing Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date, whether or not relating to claims pending on, or asserted after, the Closing Date; provided, however, that nothing contained herein shall operate to release any obligations of the Company arising under the Agreement.

         Each Releasor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.

         Without in any way limiting any of the rights and remedies otherwise available to any Releasee, each Releasor, severally, and not jointly, shall indemnify and hold harmless each Releasee from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of the Releasor or any of its Affiliates of any claim or other matter purported to be released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against any Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of the Releasor or any of its Affiliates against such third party of any claims or other matters purported to be released pursuant to this Release.

     Each Releasor hereby expressly waives all rights afforded by Section 1542 of the Civil Code of California ("Section 1542") or any statute or common law principle of similar effect in any jurisdiction with respect to the Releasees.
Section 1542 states as follows:

         A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Notwithstanding the provisions of Section 1542, and for the purpose of implementing a full and complete release, each Releasor expressly waives and relinquishes any rights and benefits that it may have under Section 1542. Each Releasor understands and agrees that this Release is intended to include all claims, if any, which such Releasor may have and which such Releasor does not now know or suspect to exist in its favor against the Releasees and that this Release extinguishes those claims.

     Each Releasor represents and warrants to Company that it has been advised by its attorney of the effect and import of the provisions of Section 1542, and that such Releasor has not assigned or otherwise transferred or subrogated any interest in any claims, demands or causes of action that are the subject of this Release. Each Releasor agrees to indemnify, defend and hold the Releasees harmless for any liability, loss, claims, demands, damages, costs, expenses or attorneys' fees incurred as a result of any person or entity asserting such assignment, transfer or subrogation by such Releasor. Each Releasor further agrees that in the event of litigation relating to the subject matter of this Release, Company shall be entitled to reasonable attorneys' fees and costs if it is the prevailing party in such litigation.

     If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     This Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Delaware without regard to conflicts of laws principles.

     All words used in this Release will be construed to be of such gender or number as the circumstances require.

     This Release may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Release and all of which, when taken together, will be deemed to constitute one and the same agreement. Delivery of a signed counterpart by facsimile transmission will constitute a party's due execution and delivery of this Release.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Release as of the date first above written.

                                        NEW ENGLAND MEDICAL SPECIALTIES, INC.



                                        By:   /s/ Peter Miller
                                              ----------------------------------
                                              Name: Peter Miller
                                              Title: President


                                        PETER MILLER



                                        /s/ Peter Miller
                                        ----------------------------------------
                                        Peter Miller



                                        PETER EULE



                                        /s/ Peter Eule
                                        ----------------------------------------
                                        Peter Eule